Exhibit 10.5

                               GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of December 29, 2005, is by TelePlus Enterprises, Inc., a Nevada corporation (the "Guarantor"), in favor of Star Number, Inc., a Delaware corporation (the "Vendor").

      WHEREAS, TelePlus Wireless, Corp., a Nevada corporation and wholly-owned subsidiary of the Guarantor (the "Purchaser"), has acquired certain of the assets of the Vendor pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated December 29, 2005, by and between the Vendor and the Purchaser; and

      WHEREAS, in connection with the closing of the transactions contemplated by the Purchase Agreement, the Purchaser will execute and deliver a secured promissory note in favor of the Vendor in the principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "Note") and it is a condition of the Purchase Agreement that the Guarantor provide a guarantee to the Vendor of the Obligations (as defined below) of the Purchaser under the Note;

      NOW, THEREFORE, in consideration of the foregoing and in exchange for good and valuable consideration, both the receipt and legal sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

      1. Subject to Section 2, the Guarantor hereby unconditionally and absolutely guarantees to the Vendor payment when due of all amounts owing by the Purchaser to the Vendor under the Note (all such payment obligations being referred to herein as the "Obligations"). Upon written notice of any failure of the Purchaser promptly to pay when due of any sum of money owing under the Note, the Guarantor shall promptly pay such Obligation.

      2. The Guarantor acknowledges and agrees that this Guaranty Agreement is a primary and unconditional obligation, and this Guaranty Agreement is irrevocable. Notwithstanding anything in this Guaranty Agreement to the contrary, the Guarantor shall have no obligation to the Vendor beyond the obligations of the Purchaser under the Note, it being understood that the obligations of the Purchaser under the Note, and the Guarantor's obligations under this Guaranty Agreement, are expressly limited by the terms of the Purchaser's rights of recoupment and set-off contained in the Note and in the Purchase Agreement.

      3. The Guarantor hereby represents and warrants that this Guaranty Agreement has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditors' rights generally and to the fact that specific performance is an equitable remedy available only in the discretion of the court, and the execution and delivery of this Guaranty Agreement does not contravene the provisions of, or create a default under, any material agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound, except as disclosed in Schedule "A" hereto and for which the Guarantor undertakes to obtain a waiver within thirty (30) days of the date hereof..

      4. The Guarantor agrees that its liabilities and obligations hereunder shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Purchaser in bankruptcy as a result of the operation of any present or future provision of the bankruptcy laws or other similar statutes. The Guarantor's obligations hereunder shall not be affected or limited in any way by any change in the status of the Purchaser, including any dissolution or liquidation of the Purchaser.

      5. The Guarantor waives notice of acceptance of this Guaranty, and presentment, demand, protest, notice of protest and diligence in collecting any Obligations. Guarantor acknowledges and agrees that the liabilities created by this Guaranty Agreement are direct and are not conditioned upon pursuit by the Vendor of any remedy the Vendor may have against the Purchaser or any other person or any security. No invalidity, irregularity or unenforceability by reason of any bankruptcy, insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect or be a defense to the obligations of the Guarantor under this Guaranty Agreement.

      6. The Guarantor delivers this Guaranty Agreement based solely on the Guarantor's independent investigation of the financial condition of the Purchaser and is not relying on any information furnished by the Vendor. The Guarantor assumes full responsibility for obtaining any further information concerning the Purchaser's financial condition, the status of the obligations or any other matter which the Guarantor may deem necessary or appropriate from time to time. The Guarantor hereby waives any duty on the part of the Vendor, and agrees that it is not relying upon nor expecting the Vendor to disclose to the Guarantor any fact now or hereafter known by the Vendor, whether relating to the operations or condition of the Purchaser, the existence, liabilities or financial condition of any co-guarantor of the Obligations, the occurrence of any default with respect to the Obligations, or otherwise, notwithstanding any effect such fact may have upon the Guarantor's risk hereunder or the Guarantor's rights against the Purchaser. The Guarantor knowingly accepts the full range of risk encompassed in this Guaranty Agreement.


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

      7. The Vendor shall have no duty to enforce or protect any rights which the Guarantor may have against the Purchaser, and the Guarantor assumes full responsibility for enforcing and protecting any such rights.

      8. If after receipt of any payment of all or any part of the Obligations, the Vendor is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason, then to the extent of that payment, the Obligations shall be revived and the obligations under this Guaranty Agreement shall be continued in effect without reduction or discharge for that payment, and this Guaranty Agreement shall continue in full force notwithstanding any contrary action which may have been taken by the Vendor in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Vendor's rights under this Guaranty Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

      9. Any notice required or permitted under this Agreement shall be given in accordance with Section 15.9 of the Purchase Agreement; provided that any notice to the Guarantor shall be sent to the Purchaser and to:

                           TelePlus Enterprises, Inc.

                           7575 TransCanada

                           Suite 305

                           St-Laurent, Quebec, H4T 1V6

                           Fax:  (514) 344-8675

                           Attention:   Marius Silvasan, CEO

      10. This Guaranty Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The Guarantor's obligations under this Guaranty Agreement may not be assigned without the prior written consent of the Vendor. If any part of this Guaranty Agreement is adjudged invalid, then such partial invalidity shall not cause the remainder of this Guaranty Agreement to be or to become invalid. The interpretation and performance of this Guaranty Agreement shall be governed by the laws of the State of Delaware (without reference to the choice of law provisions of the State of Delaware).


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

      IN WITNESS WHEREOF, this Guaranty Agreement has been duly executed by the undersigned as of the date first above written.

ATTEST:                                     TELEPLUS ENTERPRISES, INC.


                                            By: /s/ Marius Silvasan
--------------------------------                --------------------------------
Secretary                                   Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                            I have the authority to bind the
                                            Corporation


ATTEST:                                     STAR NUMBER, INC.


                                            By: /s/ Frank C. Bennett
--------------------------------                --------------------------------
Secretary                                   Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                            I have the authority to bind the
                                            Corporation


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

                                  SCHEDULE "A"

Under the terms of the secured convertible debentures issued to Cornell Capital Partners, LP by the Guarantor on December 13, 2005, and related agreements, the Guarantor has undertaken not to incur indebtedness in excess of $100,000.


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